SUBJECT TO REVISION
SERIES TERM SHEET DATED SEPTEMBER 12, 1997


                                  $389,642,000
             Credit Suisse First Boston Mortgage Securities Corp.,
                                   Depositor
                   Associates Housing Finance Services, Inc.,
                              Seller and Servicer
                        and a wholly owned subsidiary of
                      Associates First Capital Corporation
[ASSOCIATES LOGO]

 ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
 SERIES 1997-2

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-2. The Series Term Sheet has been prepared by Associates Housing Finance Services, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, Goldman, Sachs & Co. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO CERTAIN ABS MORTGAGE AND MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES, INCLUDING THE ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES, SERIES 1997-2, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.



Credit Suisse First Boston                                 Goldman, Sachs & Co.

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1997-2 Pooling and Servicing Agreement to be dated as of September 1, 1997 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Associates Housing Finance Services, Inc., as Seller and Servicer, and The First National Bank of Chicago, as Trustee.

The Securities . . . . . . . . . . . .  The Certificates will consist of six classes (each, a "Class") of senior
                                        Certificates (collectively, the "Class
                                        A Certificates" or the "Senior
                                        Certificates") and four Classes of
                                        subordinate Certificates (respectively,
                                        the "Class M Certificates," the "Class
                                        B-1 Certificates," the "Class B-2
                                        Certificates" and the "Class R
                                        Certificates," and collectively, the
                                        "Subordinate Certificates"), as
                                        follows:

                                  Initial Certificate        Pass-Through
     Class                        Principal Balance(1)           Rate
     -----                        --------------------       ------------
Class A-1 Certificates . . . . . .  $ 18,345,000              .  %(2)
Class A-2 Certificates . . . . . .  $ 56,400,000              .  %(3)
Class A-3 Certificates . . . . . .  $ 65,360,000              .  %(3)
Class A-4 Certificates . . . . . .  $ 57,000,000              .  %(3)
Class A-5 Certificates . . . . . .  $ 22,310,000              .  %(3)
Class A-6 Certificates . . . . . .  $116,448,000              .  %(4)
Class M Certificates . . . . . . .  $ 27,397,000              .  %(4)
Class B-1 Certificates . . . . . .  $ 26,382,000              .  %(4)
Class B-2 Certificates . . . . . .  $ 16,235,520              .  %(4)
Class R Certificates (5)




                                        (1) The aggregate initial principal
                                            balance of the Certificates may be
                                            increased or decreased by up to 5%.
                                            Any such increase or decrease may
                                            be allocated disproportionately
                                            among the Classes of Certificates.
                                            Accordingly, any investor's
                                            commitments with respect to the
                                            Certificates may be increased or
                                            decreased correspondingly.

                                        (2)Computed on the basis of a 360- day
                                            year and the actual number of days
                                            in each interest accrual period.


                                        (3) Computed on the basis of a 360- day
                                            year of twelve 30-day months.

                                        (4) The lesser of (i) the specified
                                            rate per annum, computed on the
                                            basis of a 360-day year of twelve
                                            30-day months, or (ii) the Weighted
                                            Average Net Contract Rate for the
                                            related Distribution Date.

                                        (5) The Class R Certificates will have
                                            no Certificate Principal Balance
                                            and will not bear interest.


Distribution Dates . . . . . . . . . .  Generally, the fifteenth day of each month, commencing October 15, 1997
                                        (each, a "Distribution Date").

Distributions . . . . . . . . . . . .   Distributions to Certificateholders
                                        generally will be applied first to the
                                        payment of interest, second to the
                                        payment of any unpaid principal and
                                        third, if any principal is then due, to
                                        the payment of principal of the related
                                        Class of Certificates. The principal
                                        amounts generally will be distributed
                                        to the extent of the Available
                                        Distribution Amount after payment of
                                        interest and interest shortfalls on the
                                        Certificates, first to the Senior
                                        Certificateholders and then to each
                                        Class of Subordinate Certificates based
                                        on their respective priorities (i.e.,
                                        first to the Class M
                                        Certificateholders, then to the Class
                                        B-1 Certificateholders, then to the
                                        Class B-2 Certificateholders and, after
                                        any remaining amounts have been paid as
                                        described in the Prospectus Supplement,
                                        to the Class R Certificateholders).
                                        Prior to the Cross-over Date or on any
                                        Distribution Date as of which the
                                        Principal Distribution Tests are not
                                        met, principal will be allocated solely
                                        to the Class A Certificates; otherwise
                                        principal will be allocated pro rata
                                        among the Class A, the Class M and the
                                        Class B Certificates.

                                        The Class A Principal Distribution
                                        Amount will in general be applied
                                        sequentially to the Class A
                                        Certificates in order of their
                                        numerical designations and the Class B
                                        Principal Distribution Amount will be
                                        applied first to the Class B-1
                                        Certificates until reduced to zero and
                                        thereafter to the Class B-2
                                        Certificates; in each case as more
                                        fully described in the Prospectus
                                        Supplement.

Subordination of the Subordinate
     Certificate . . . . . . . . . . .  The rights of the Class M Certificates holders to receive distributions of
                                        amounts collected on or in respect of
                                        the Contracts will be subordinated to
                                        such rights of the Senior
                                        Certificateholders. Interest and
                                        interest shortfalls on the Class M
                                        Certificates will not be subordinated
                                        to principal payments on the Senior
                                        Certificates.

                                        The rights of holders of the Class B
                                        Certificates and Class R Certificates
                                        to receive distributions of amounts
                                        collected on or in respect of the
                                        Contracts similarly will be
                                        subordinated to such rights of the
                                        holders of the Class A and the Class M
                                        Certificates. Interest and interest
                                        shortfalls on the Class B Certificates
                                        will not be subordinated to principal
                                        payments on either the Senior
                                        Certificates or the Class M
                                        Certificates.

Reserve Fund . . . . . . . . . . . .    On the date of initial issuance of the
                                        Certificates (the "Closing Date"), a
                                        reserve fund (the "Reserve Fund") will
                                        be established with the Trustee for the
                                        exclusive benefit of the
                                        Certificateholders. The Reserve Fund
                                        will not be funded with any money on
                                        the Closing Date, but on each
                                        Distribution Date the Reserve Fund will
                                        be funded by certain excess interest
                                        collections on or in respect of the
                                        Contracts until the amount on deposit
                                        in the Reserve Fund equals 1.00% of the
                                        Cut-off Date Pool Balance (the "Reserve
                                        Fund Requirement").

Class A-1 Final Distribution
     Account . . . . . . . . . . . .    On the Closing Date, an account (the
                                        "Class A-1 Final Distribution Account")
                                        will be established with the Trustee
                                        for the exclusive benefit of the Class
                                        A-1 Certificateholders. If the Class A-
                                        1 Certificate Principal Balance has not
                                        been reduced to zero by the October
                                        1998 Distribution Date, monies on
                                        deposit in the Class A-1 Final
                                        Distribution Account will be
                                        distributed to the Class A-1
                                        Certificateholders. The Class A-1 Final
                                        Distribution Account will not be funded
                                        with any money on the Closing Date, but
                                        on each Distribution Date it will be
                                        funded by certain excess interest
                                        collections on or in respect of the
                                        Contracts (before deposited into the
                                        reserve fund) until the amount on
                                        deposit therein equals the amount
                                        specified in the Series 1997-2 Pooling
                                        and Servicing Agreement.

Losses on Liquidated Contracts. . . . . If the Available Distribution Amount
                                        (as defined in the Prospectus
                                        Supplement) for any Distribution Date
                                        is not sufficient to distribute an
                                        amount equal to the full Formula
                                        Principal Distribution Amount (as
                                        defined in the Prospectus Supplement)
                                        for such Distribution Date to the
                                        Certificateholders, in addition to
                                        interest and interest shortfalls
                                        distributable to the
                                        Certificateholders, the aggregate
                                        Certificate Principal Balance will be
                                        greater than the Pool Balance. In such
                                        event, the amount of such
                                        deficiency (the "Liquidation Loss
                                        Amount") will be allocated first to the
                                        Class B-2 Certificates (a "Class B-2
                                        Liquidation Loss Amount") to reduce the
                                        Class B-2 Adjusted Certificate
                                        Principal Balance. After the Class B-2
                                        Adjusted Certificate Principal Balance
                                        has been reduced to zero, no additional
                                        Liquidation Loss Amounts will be
                                        allocated to the Class B-2 Certificates
                                        and any further Liquidation Loss
                                        Amounts will be allocated to reduce the
                                        Class B-1 Adjusted Certificate
                                        Principal Balance (a "Class B-1
                                        Liquidation Loss Amount"). After the
                                        Class B-1 Adjusted Certificate
                                        Principal Balance has been reduced to
                                        zero, any further Liquidation Loss
                                        Amounts will be allocated to reduce the
                                        Class M Adjusted Certificate Principal
                                        Balance (a "Class M Liquidation Loss
                                        Amount"). Any such Liquidation Loss
                                        Amounts will be reduced on subsequent
                                        Distribution Dates to the extent that
                                        the related Available Distribution
                                        Amounts are sufficient to permit the
                                        distribution of principal due on the
                                        Certificates on one or more prior
                                        Distribution Dates but not paid. In the
                                        event the Adjusted Certificate
                                        Principal Balance of a Class of
                                        Subordinate Certificates were to be
                                        reduced by a Liquidation Loss Amount,
                                        interest accruing on such Class will be
                                        calculated on such reduced Adjusted
                                        Certificate Principal Balance. On each
                                        Distribution Date, holders of Class M,
                                        Class B-1 and Class B-2 Certificates
                                        will be entitled to receive from the
                                        Available Distribution Amount for such
                                        Distribution Date, one month's interest
                                        at the related Pass-Through Rate on the
                                        Adjusted Certificate Principal Balance
                                        of such Class. Additionally, such
                                        holders will be entitled to receive,
                                        prior to any distribution of principal
                                        on the related Class of Certificates,
                                        one month's interest at the related
                                        Pass-Through Rate on the Liquidation
                                        Loss Amount for such Class as of the
                                        immediately preceding Distribution Date
                                        (each, a "Liquidation Loss Interest
                                        Amount") and one month's interest at
                                        such Pass-Through Rate on any
                                        Liquidation Loss Interest Amount due
                                        on one or more prior Distribution Dates
                                        but not paid. The "Adjusted Certificate
                                        Principal Balance" of any Class of
                                        Subordinate Certificates on any
                                        Distribution Date will be its
                                        Certificate Principal Balance, less any
                                        Liquidation Loss Amount allocated to
                                        such Class on such Distribution Date.
                                        With respect to any Distributioon Date
                                        and the Class M, Class B-1 or class B-2
                                        Certificates, such Class' Certificate
                                        Principal Balance for such Distribution
                                        Date shall equal the sum of such Class'
                                        Adjusted Certificate Principal Balance
                                        and such Class' Liquidation Loss Amount
                                        for such Distribution Date.

Advances . . . . . . . . . . . . . .    For each Distribution Date, the
                                        Servicer will be obligated to make
                                        Advances in an amount equal to the
                                        difference between 30 days' of interest
                                        on the Contracts and the interest
                                        received on the Contracts during the
                                        related Due Period. The Servicer will
                                        not advance the principal portion of
                                        any Monthly Payment. The Servicer will
                                        be required to make an Advance only to
                                        the extent that it determines such
                                        Advance will be recoverable from future
                                        payments and collections on or in
                                        respect of the related Contracts.

Final Scheduled Distribution Dates. . . To the extent not previously paid prior to such dates, the outstanding
                                        principal amount of (i) the Class A-1
                                        Certificates will be payable on the
                                        October 1998 Distribution Date and (ii)
                                        each other Class of Certificates will
                                        be payable on the March 2028
                                        Distribution Date (with respect to each
                                        Class of Certificates, the "Final
                                        Distribution Date").

Optional Termination . . . . . . . . .  The Depositor and the Servicer will each have the option to purchase from
                                        the Trust Fund all Contracts then
                                        outstanding and all other property in
                                        the Trust Fund on any Distribution Date
                                        after the first Distribution Date as of
                                        which the Pool Balance was less than
                                        10% of the Cut-off Date Pool Balance.

                                        If neither the Depositor nor the
                                        Servicer exercises its optional
                                        termination right within 90 days after
                                        such right can first be exercised, the
                                        Trustee shall solicit bids for the
                                        purchase of all Contracts then
                                        outstanding and all other property in
                                        the Trust Fund. In the event that
                                        satisfactory bids are received, the
                                        sale proceeds will be distributed to
                                        Certificateholders.

The Contracts . . . . . . . . . . . . . The assets of the Trust will primarily consist of a pool (the "Pool") of fixed
                                        rate manufactured housing installment
                                        sales contracts and installment loan
                                        agreements (collectively, the
                                        "Contracts") secured by security
                                        interests in manufactured homes (the
                                        "Manufactured Homes"), financed or
                                        refinanced with the proceeds of the
                                        Contracts and, with respect to certain
                                        of the Contracts (the "Land-and-Home
                                        Contracts"), secured by liens on the
                                        real estate on which the related
                                        Manufactured Homes are located. The
                                        Contract Pool will consist of
                                        approximately 10,200 Contracts having
                                        an aggregate unpaid principal balance
                                        as of the Cut-off Date of approximately
                                        $405,877,520.96 (the "Cut-off Date Pool
                                        Balance"). Based on Cut-off Date Pool
                                        Balance, 79.43% of the Contracts are
                                        secured by Manufactured Homes which
                                        were new and 20.57% of the Contracts
                                        are secured by Manufactured Homes which
                                        were used. Based on Cut-off Date Pool
                                        Balance, approximately 99.79% of the
                                        Contracts as of the Cut-off Date are
                                        Simple Interest Contracts and the
                                        remainder are Actuarial Contracts. Each
                                        Contract bears interest at an annual
                                        percentage rate (an "APR") of at least
                                        7.50% and not more than 16.74%. The
                                        weighted averaged APR of the Contracts
                                        as of the Cut-off Date is approximately
                                        10.73%. The Contracts have remaining
                                        terms to maturity as of the Cut-off
                                        Date of at least 20 months but not more
                                        than 360 months and original terms to
                                        maturity of at least 24 months but not
                                        more than 360 months. As of the Cut-off
                                        Date, the Contracts had a weighted
                                        average remaining term to maturity of
                                        approximately 299.80 months and a
                                        weighted average seasoning of
                                        approximately 2.98 months. The average
                                        outstanding principal balance of the
                                        Contracts as of the Cut-off Date was
                                        approximately $39,791.91. The Obligors
                                        under the Contracts had mailing
                                        addresses as of the Cut-off Date in 46
                                        states, the territory of Puerto Rico
                                        and District of Columbia. Based on
                                        Cut-off Date Pool Balance,
                                        approximately 16.82%, 9.11%, 7.05%,
                                        6.70% and 5.34% of such mailing
                                        addresses are located in Texas,
                                        California, Florida, Oregon and
                                        Oklahoma, respectively. No other
                                        geographical location represented more
                                        than 5.00% of the Cut-off Date Pool
                                        Balance. The final scheduled payment
                                        date on the Contract with the latest
                                        maturity is August 15, 2027. The
                                        Servicer will be required to cause to
                                        be
                                        maintained one or more standard hazard
                                        insurance policies with respect to each
                                        Manufactured Home (other than a
                                        Manufactured Home in repossession).

Certain Federal Income Tax
     Consequences . . . . . . . . . . . For federal income tax purposes, the
                                        Trust Fund will be treated as a real
                                        estate mortgage investment conduit
                                        ("REMIC"). The Class A, Class M and
                                        Class B Certificates will constitute
                                        "regular interests" in the REMIC for
                                        federal income tax purposes. The Class
                                        R Certificates will be treated as the
                                        sole class of "residual interests" in
                                        the REMIC for federal income tax
                                        purposes.

ERISA Considerations . . . . . . . . .  A fiduciary of an employee benefit plan subject to the Employee Retirement
                                        Income Security Act of 1974, as amended
                                        ("ERISA"), or Section 4975 of the
                                        Internal Revenue Code of 1986, as
                                        amended (the "Code"), should carefully
                                        review with its legal advisors whether
                                        the purchase or hold- ing of Class A
                                        Certificates could give rise to a
                                        transaction prohibited or not otherwise
                                        permissible under ERISA or the Code.

                                        AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN
                                        SUBJECT TO ERISA AND/OR SECTION 4975 OF
                                        THE CODE WILL NOT BE PERMITTED TO
                                        PURCHASE OR HOLD CLASS M OR CLASS B-1
                                        CERTIFICATES UNLESS AN OPINION OF
                                        COUNSEL ACCEPTABLE TO THE TRUSTEE IS
                                        DELIVERED TO THE TRUSTEE.

Legal Investment Considerations. . . .  For as long as the Class A and Class M
                                        Considerations Certificates are rated
                                        in one of the two highest rating
                                        categories by at least one nationally
                                        recognized statistical rating
                                        organization, such Certificates will
                                        constitute "mortgage related
                                        securities" under the Secondary
                                        Mortgage Market Enhancement Act of 1984
                                        ("SMMEA") and, as such, will be "legal
                                        investments" for certain types of
                                        institutional investors to the extent
                                        provided in SMMEA.

                                        BECAUSE THE CLASS B-1 CERTIFICATES WILL
                                        NOT BE RATED BY A NATIONALLY RECOGNIZED
                                        STATISTICAL RATING ORGANIZATION IN ONE
                                        OF ITS TWO HIGHEST CATEGORIES, THE
                                        CLASS B-1 CERTIFICATES WILL NOT
                                        CONSTITUTE "MORTGAGE RELATED
                                        SECURITIES" UNDER SMMEA. NO
                                        REPRESENTATION IS MADE AS TO THE
                                        APPROPRIATE CHARACTERIZATION OF THE
                                        CLASS B-1 CERTIFICATES UNDER ANY LAWS
                                        RELATING TO INVESTMENTS RESTRICTIONS
                                        AND INVESTORS SHOULD CONSULT THEIR
                                        LEGAL ADVISORS.

                                        The Class A-1 Certificates have been
                                        structured to be eligible securities
                                        for purchase by money market funds
                                        under Rule 2a-7 under the Investment
                                        Company Act of 1940, as amended. Money
                                        market funds should consult their legal
                                        advisors regarding an investment in the
                                        Class A-1 Certificates.

Rating . . . . . . . . . . . . . . . .  It is a condition to issuance that
                                        Moody's Investors Service, Inc.
                                        ("Moody's"), Fitch Investors Service,
                                        L.P. ("Fitch") and Standard & Poor's
                                        Ratings Services, a division of The
                                        McGraw-Hill Companies, Inc. ("Standard
                                        & Poor's" and, together with Moody's
                                        and Fitch, the Rating Agencies")
                                        respectively rate (i) the Class A-1
                                        Certificates "P-1," "F-1+" and "A-1+",
                                        (ii) the Class A-2, Class A-3, Class
                                        A-4, Class A-5, and Class A-6
                                        Certificates "Aaa," "AAA" and "AAA",
                                        (iii) the Class M Certificates at least
                                        "Aa3," "AA" and "AA" and (iv) the Class
                                        B-1 Certificates at least "Baa2," "BBB"
                                        and "BBB."

Delinquency, Loan Loss and Repossession Experience

         The following table sets forth the delinquency experience for the periods indicated of the portfolio of conventional manufactured housing contracts serviced by Associates Housing Finance Services, Inc. ("AHFS"). All of the Contracts in the Trust will be conventional Contracts, meaning that they are not insured or guaranteed by any governmental agency.

                             DELINQUENCY EXPERIENCE


                                                   AT DECEMBER 31,                    At
                                  ----------------------------------------------   July 31,
                                    1992     1993      1994      1995     1996(3)   1997(3)
                                  -------- --------  --------  --------  --------  --------
Number of Contracts
Outstanding (1)..................  41,324   49,795    58,685    65,563    74,815    83,880
Number of Contracts Delinquent (2):
   30-59 Days....................     416      415       610       805     1,000     1,028
   60-89 Days....................     161      141       168       207       286       339
   90 Days or More...............     252      240       263       306       437       552
Total Contracts
Delinquent.......................     829      796     1,041     1,315     1,723     1,543
Delinquencies as a
Percentage of
Contracts Outstanding............    2.01%    1.60%     1.77%     2.10%     2.30%     1.84%

(1) Includes contracts previously sold in connection with securitization which are being serviced by AHFS, but excludes contracts already in repossession.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of a month is not 30 days delinquent until the first day of the next month.

(3)  Managed portfolio.

         The following table sets forth the loan loss and repossession experience for the periods indicated of the portfolio of conventional manufactured housing contracts serviced by AHFS.

                       LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                          YEAR ENDED DECEMBER 31,                              Month
                                                                                                               Ended
                                   --------------------------------------------------------------------      July 31,
                                       1992          1993          1994          1995         1996(5)        1997(5)
                                   -----------   -----------    ----------    ----------   ------------   -----------
Number of Contracts
   Serviced (1)...................     41,579         50,060         58,979         65,827        75,128        84,259
Principal Balance of Contracts
   Serviced (1)...................   $796,401    $ 1,025,554    $ 1,318,191    $ 1,596,012   $ 2,045,777    $ 2,479,487
Contract Liquidations (2).........       2.21%          2.10%          2.17%          2.46%         2.78%          1.72%
Net Losses:
   Dollars (3)....................   $  6,454    $     7,655    $     9,512    $    14,293   $    20,090    $    16,727
   Percentage (4).................       0.81%          0.75%          0.72%          0.89%         0.98%          0.67%


(1) As of period end. Includes contracts previously sold in connection with securitization which are being serviced by AHFS and contracts already in repossession.
(2) As a percentage of the total number of contracts being serviced as of period end.
(3) The calculation of net loss includes unpaid interest to the date of repossession and all expenses of repossession and liquidation.
(4) As a percentage of the principal balance of contracts being serviced as of period end.
(5)      Managed portfolio.

         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Contracts will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

              GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)


                                                AGGREGATE
                                PERCENTAGE      PRINCIPAL        PERCENTAGE OF
GEOGRAPHIC         NUMBER OF     NUMBER OF       BALANCE       CUT-OFF DATE POOL
LOCATION           CONTRACTS     CONTRACTS     OUTSTANDING          BALANCE
----------         ---------    ----------     -----------     -----------------
Alabama..........     213          2.09%     $  6,255,292.83          1.54%
Alaska...........      22          0.22           709,852.44          0.17
Arizona..........     151          1.48         7,467,374.88          1.84
Arkansas.........     180          1.76         5,721,187.10          1.41
California.......     794          7.78        36,994,010.27          9.11
Colorado.........      79          0.77         3,518,957.37          0.87
Delaware.........      24          0.24           773,981.71          0.19
Florida..........     732          7.18        28,612,930.31          7.05
Georgia..........     521          5.11        17,799,643.48          4.39
Idaho............     155          1.52         7,523,422.27          1.85
Illinois.........      43          0.42         1,589,827.23          0.39
Indiana..........     127          1.25         4,097,392.73          1.01
Iowa.............      11          0.11           331,980.79          0.08
Kansas...........     149          1.46         5,365,000.74          1.32
Kentucky.........     258          2.53         8,795,432.12          2.17
Louisiana........     386          3.78        13,127,183.64          3.23
Maryland.........      10          0.10           379,453.11          0.09
Massachusetts....       3          0.03            65,228.55          0.02
Michigan.........     528          5.18        18,121,633.38          4.46
Minnesota........       9          0.09           363,249.05          0.09
Mississippi......     215          2.11         6,953,257.50          1.71
Missouri.........     315          3.09         9,702,459.17          2.39
Montana..........      15          0.15           690,792.83          0.17
Nebraska.........      12          0.12           544,212.71          0.13
Nevada...........     424          4.16        19,788,322.01          4.88
New Hampshire....       2          0.02            77,131.18          0.02
New Jersey.......       6          0.06           247,386.84          0.06
New Mexico.......     301          2.95        12,429,440.76          3.06
New York.........      88          0.86         3,132,863.90          0.77
North Carolina...     409          4.01        15,317,484.20          3.77
North Dakota.....       3          0.03            87,812.77          0.02
Ohio.............     197          1.93         7,718,404.29          1.90
Oklahoma.........     615          6.03        21,668,525.32          5.34
Oregon...........     450          4.41        27,176,215.36          6.70
Pennsylvania.....      60          0.59         1,907,543.57          0.47
Puerto Rico......       1          0.01            46,371.97          0.01
South Carolina...     255          2.50         9,310,968.19          2.29
South Dakota.....       9          0.09           287,291.87          0.07
Tennessee........      73          0.72         2,658,539.54          0.66
Texas............   1,740         17.06        68,256,220.20         16.82
Utah.............     103          1.01         4,756,628.51          1.17
Vermont..........      11          0.11           330,779.10          0.08
Virginia.........     144          1.41         4,615,705.25          1.14
Washington.......     289          2.83        17,943,555.60          4.42
West Virginia....      26          0.25           659,786.05          0.16
Wisconsin........       9          0.09           412,314.22          0.10
Wyoming..........      32          0.31         1,481,355.92          0.36
Other............       1          0.01            63,118.13          0.02
                   ------        ------      ---------------        ------
  Total..........  10,200        100.00%     $405,877,520.96        100.00%
                   ======        ======      ===============        ======

---------

(1) Based on the mailing address of the Obligors under the related Contracts as of the Cut-off Date.

                     YEARS OF ORIGINATION OF CONTRACTS(1)

                                     PERCENTAGE OF  AGGREGATE PRINCIPAL   PERCENTAGE OF
                          NUMBER OF   NUMBER OF          BALANCE         CUT-OFF DATE POOL
YEAR OF ORIGINATION       CONTRACTS   CONTRACTS        OUTSTANDING          BALANCE
-------------------       ---------   ---------        -----------          -------
1997...................   10,200      100.00%        $405,877,520.96         100.00%
                          ------      ------         ---------------         ------
     Total.............   10,200      100.00%        $405,877,520.96         100.00%
                          ======      ======         ===============         ======

---------------------

(1)  Based on the date on which interest begins to accrue on the Contract.

                           ORIGINAL CONTRACT AMOUNTS

                                           PERCENTAGE OF    AGGREGATE PRINCIPAL    PERCENTAGE OF
                              NUMBER OF      NUMBER OF           BALANCE         CUT-OFF DATE POOL
ORIGINAL CONTRACT AMOUNT      CONTRACTS      CONTRACTS         OUTSTANDING             BALANCE
------------------------      ---------      ---------         -----------             -------
$  10,000.00 - $  14,999.99       402           3.94%       $   5,073,046.42           1.25%
$  15,000.00 - $  19,999.99       614           6.02           10,671,640.99           2.63
$  20,000.00 - $  24,999.99       974           9.55           22,043,144.56           5.43
$  25,000.00 - $  29,999.99     1,373          13.46           37,693,530.23           9.29
$  30,000.00 - $  34,999.99     1,551          15.21           50,249,660.07          12.38
$  35,000.00 - $  39,999.99     1,183          11.60           44,131,373.84          10.87
$  40,000.00 - $  44,999.99       908           8.90           38,441,955.94           9.47
$  45,000.00 - $  49,999.99       738           7.24           34,959,255.77           8.61
$  50,000.00 - $  54,999.99       631           6.19           32,993,149.35           8.13
$  55,000.00 - $  59,999.99       514           5.04           29,469,151.98           7.26
$  60,000.00 - $  64,999.99       361           3.54           22,466,723.78           5.54
$  65,000.00 - $  69,999.99       256           2.51           17,218,705.36           4.24
$  70,000.00 - $  74,999.99       192           1.88           13,893,322.31           3.42
$  75,000.00 - $  79,999.99       135           1.32           10,412,089.16           2.57
$  80,000.00 - $  84,999.99        85           0.83            6,975,791.72           1.72
$  85,000.00 - $  89,999.99        68           0.67            5,918,239.77           1.46
$  90,000.00 - $  94,999.99        66           0.65            6,096,071.16           1.50
$  95,000.00 - $  99,999.99        39           0.38            3,804,729.81           0.94
$ 100,000.00 and above........    110           1.08           13,365,938.74           3.29
                               ------         ------        ----------------         ------
     Total.................... 10,200         100.00%       $ 405,877,520.96         100.00%
                               ======         ======        ================         ======


                                      APRS

                               NUMBER        PERCENTAGE OF          AGGREGATE PRINCIPAL       PERCENTAGE OF
                                 OF            NUMBER OF                  BALANCE           CUT-OFF DATE POOL
 APR                          CONTRACTS        CONTRACTS                OUTSTANDING             BALANCE
 ---                          ---------        ---------                -----------             -------
   7.001% - 8.000% ........      194              1.90%               $  13,164,904.73            3.24%
   8.001% - 9.000% ........      845              8.28                   45,515,320.73           11.21
  9.001% - 10.000% ........    1,312             12.86                   59,133,096.84           14.57
 10.001% - 11.000% ........    2,733             26.79                  112,626,002.82           27.75
 11.001% - 12.000% ........    3,546             34.76                  128,605,759.91           31.69
 12.001% - 13.000% ........    1,384             13.57                   42,110,232.87           10.38
 13.001% - 14.000% ........      169              1.66                    4,334,472.33            1.07
 14.001% - 15.000% ........       14              0.14                      333,016.10            0.08
 15.001% - 16.000% ........        2              0.02                       32,562.77            0.01
 16.001% - 17.000% ........        1              0.01                       22,151.86            0.01
                              ------            ------                 ---------------          ------
      Total ...............   10,200            100.00%               $ 405,877,520.96          100.00%
                              ======            ======                 ===============          ======

                              NUMBER OF    PERCENTAGE OF    AGGREGATE PRINCIPAL  PERCENTAGE OF
 REMAINING                    CONTRACTS     NUMBER OF       BALANCE OUTSTANDING CUT-OFF DATE POOL
    TERM                                    CONTRACTS                               BALANCE
----------                    ---------    ------------     ------------------  -----------------
  14 -  72 months ............     59          0.58%      $     953,145.77         0.23%
  73 -  84 months ............     98          0.96           1,475,569.67         0.36
  85 - 120 months ............    450          4.41           8,489,028.38         2.09
 121 - 156 months ............    157          1.54           3,267,941.27         0.81
 157 - 180 months ............  1,200         11.76          30,718,537.17         7.57
 181 - 240 months ............  2,311         22.66          71,982,438.18        17.74
 241 - 300 months ............  2,518         24.69          92,148,414.97        22.70
 301 - 360 months ............  3,407         33.40         196,842,445.55        48.50
                              -------       -------        ---------------       ------
   Total ..................... 10,200        100.00%      $ 405,877,520.96       100.00%
                               ======        ======         ==============       ======


         Certain information concerning the original loan-to-value ratios for the Contracts is not maintained by AHFS in its computer systems. As a result, in order to compile the data contained in the following table, information was manually collected from 530 Contract files constituting a random sample from which 504 files were examined (after removing Contracts excluded from the Pool) (the "Sample Pool"). All amounts set forth in the following table have been calculated based upon the Sample Pool Contracts (as defined below) as of the Cut-off Date. No assurance can be given that the characteristics of the Sample Pool Contracts are representative of the Contracts in the aggregate.

         The Contracts in the Sample Pool (the "Sample Pool Contracts") consist of 504 loans with an aggregate unpaid principal balance as of the Cut-off Date of $19,486,711.68. The weighted average loan-to-value ratio at the time of origination of the Sample Pool Contracts was approximately 91.69%. "Value" in such calculation will be equal to the sum of the down payment (which includes the value of any trade-in unit), the original amount financed on the related Contract, which may include sales and other taxes, and, in the case of a Land-and-Home Contract, the value of the land securing the Contract as appraised by an independent appraiser.

                       ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                      PERCENTAGE OF       AGGREGATE PRINCIPAL    PERCENTAGE OF
   ORIGINAL              NUMBER OF     NUMBER OF               BALANCE         CUT-OFF DATE POOL
LOAN-TO-VALUE RATIO      CONTRACTS     CONTRACTS             OUTSTANDING         BALANCE
-------------------      ---------    ------------        ------------------   -----------------
Less than  65.499% ..........   6            1.19%        $    243,876.78          1.25%
 65.500% - 70.499% ..........   3            0.60              187,703.27          0.96
 70.500% - 75.499% ..........   3            0.60              175,984.20          0.90
 75.500% - 80.499% ..........  17            3.37              617,717.72          3.17
 80.500% - 85.499% ..........  38            7.54            1,351,194.25          6.93
 85.500% - 90.499% .......... 129           25.60            5,122,558.80          26.29
 90.500% - 95.499% .......... 209           41.47            8,256,516.95          42.37
95.500% or greater ..........  99           19.64            3,531,159.71          18.12
                             ----          ------         ---------------         ------
     Total................... 504          100.00%        $ 19,486,711.68         100.00%
                             ====          ======         ===============         ======

-----------------------------
(1) The definition of "Value" is set forth above. Manufactured Homes, unlike site-built homes, generally depreciate in value, and it should generally be expected, especially with Contracts with high loan-to-value ratios at origination, that any time after the origination of a Contract, the market value of the related Manufactured Home may be lower than the outstanding principal balance of such Contract.

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 ---------------------------------------------------------------------------
    Class               Original    Coupon   Avg.    CBE    1st  Last   Mod.
    Name & Type             Par       %      Life   Yield   Pay   Pay   Dur.
 ---------------------------------------------------------------------------
 TO CALL
    A1  SENIOR        18,345,000    5.6611   0.31   5.804  10/97  4/98  0.30
    A2  SENIOR        56,400,000    6.2500   1.35   6.345   4/98 10/99  1.25
    A3  SENIOR        65,360,000    6.4500   3.00   6.579  10/99  9/01  2.64
    A4  SENIOR        57,000,000    6.7000   5.00   6.840   9/01  1/04  4.11
    A5  SENIOR        22,310,000    6.9500   7.00   7.060   1/04  6/05  5.37
    A6  SENIOR       116,448,000    7.3500  12.98   7.469   6/05 12/14  7.94
    M   AA MEZZ       27,397,000    7.3000  11.19   7.429  12/02 12/14  7.14
    B1  BBB SUB       26,382,000    7.4000   8.35   7.531  12/02  3/10  5.94
    B2  BB SUB        16,235,520    8.6000  15.83    (3)    3/10 12/14  8.29
 -------------------------------
 TO MATURITY
    A6  SENIOR       116,448,000    7.3500  13.77   7.469   6/05  2/22  8.13
    M   AA MEZZ       27,397,000    7.3000  11.36   7.429  12/02  2/17  7.18
    B1  BBB SUB       26,382,000    7.4000   8.35   7.531  12/02  3/10  5.94
    B2  BB SUB        16,235,520    8.6000  20.58    (3)    3/10  6/27  9.00
 ---------------------------------------------------------------------------

 (1) Data assumes a prepayment speed of 160% MHP.

 (2) Coupon and price are assumed for computational materials.

 (3) Class B-2 Certificates are not offered.





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 A1 SENIOR
 Price: 100-00      Coupon: 5.6611                 Original Par:    18,345,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            5.81      5.80      5.80      5.80      5.82      5.82
 Average Life:          1.84      0.53      0.44      0.31      0.26      0.18
 Duration:              1.68      0.51      0.42      0.30      0.25      0.18
 First Prin Pay:       10/97     10/97     10/97     10/97     10/97     10/97
 Last Prin Pay:         3/01      9/98      7/98      4/98      3/98      1/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31+      Coupon: 6.2500                 Original Par:    56,400,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.33      6.34      6.34      6.34      6.35      6.35
 Average Life:          6.89      2.34      1.91      1.35      1.13      0.81
 Duration:              5.38      2.10      1.74      1.25      1.06      0.76
 First Prin Pay:        3/01      9/98      7/98      4/98      3/98      1/98
 Last Prin Pay:         7/07      5/01      9/00     10/99      6/99     12/98
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-28+      Coupon: 6.4500                 Original Par:    65,360,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.55      6.56      6.57      6.58      6.59      6.60
 Average Life:         12.33      5.27      4.32      3.00      2.50      1.78
 Duration:              8.24      4.32      3.64      2.64      2.24      1.63
 First Prin Pay:        7/07      5/01      9/00     10/99      6/99     12/98
 Last Prin Pay:         3/12      8/04      6/03      9/01      1/01      1/00
 -----------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 A4 SENIOR
 Price: 99-26       Coupon: 6.7000                 Original Par:    57,000,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.81      6.82      6.83      6.84      6.85      6.87
 Average Life:         16.50      8.59      7.14      5.00      4.12      2.86
 Duration:              9.67      6.31      5.49      4.11      3.48      2.52
 First Prin Pay:        3/12      8/04      6/03      9/01      1/01      1/00
 Last Prin Pay:         4/16      6/08      9/06      1/04     11/02      3/01
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-30+      Coupon: 6.9500                 Original Par:    22,310,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.06      7.06      7.06      7.06      7.06      7.07
 Average Life:         19.35     11.68      9.85      7.00      5.73      3.71
 Duration:             10.32      7.75      6.91      5.37      4.58      3.17
 First Prin Pay:        4/16      6/08      9/06      1/04     11/02      3/01
 Last Prin Pay:        12/17      5/10      7/08      6/05      1/04      9/01
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-30+      Coupon: 7.3500                 Original Par:   116,448,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.47      7.47      7.47      7.47      7.47      7.47
 Average Life:         24.80     18.79     16.83     12.98     10.99      7.24
 Duration:             11.02      9.74      9.21      7.94      7.15      5.31
 First Prin Pay:       12/17      5/10      7/08      6/05      1/04      9/01
 Last Prin Pay:         5/25     12/20      2/19     12/14      8/12      6/08
 ---------------------------
 TO MATURITY
 Bond Yield:            7.47      7.47      7.47      7.47      7.47      7.47
 Average Life:         25.03     19.38     17.53     13.77     11.76      7.81
 Duration:             11.04      9.84      9.33      8.13      7.37      5.53
 First Prin Pay:       12/17      5/10      7/08      6/05      1/04      9/01
 Last Prin Pay:         2/27      1/26      3/25      2/22      1/20     11/14
 -----------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 M AA MEZZ
 Price: 99-28       Coupon: 7.3000                 Original Par:    27,397,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.42      7.43      7.43      7.43      7.43      7.43
 Average Life:         23.07     16.53     14.68     11.19      9.67      7.88
 Duration:             10.72      9.05      8.45      7.14      6.49      5.70
 First Prin Pay:        8/14      7/06      2/05     12/02      4/02      4/02
 Last Prin Pay:         5/25     12/20      2/19     12/14      8/12      6/08
 ---------------------------
 TO MATURITY
 Bond Yield:            7.42      7.43      7.43      7.43      7.43      7.43
 Average Life:         23.13     16.65     14.83     11.36      9.85      8.29
 Duration:             10.73      9.07      8.48      7.18      6.55      5.87
 First Prin Pay:        8/14      7/06      2/05     12/02      4/02      4/02
 Last Prin Pay:         2/26      7/22      3/21      2/17     12/14      7/11
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-29       Coupon: 7.4000                 Original Par:    26,382,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.52      7.53      7.53      7.53      7.53      7.53
 Average Life:         20.78     13.29     11.45      8.35      7.19      6.36
 Duration:             10.23      8.08      7.37      5.94      5.33      4.87
 First Prin Pay:        8/14      7/06      2/05     12/02      4/02      4/02
 Last Prin Pay:         4/22      2/16      2/14      3/10      6/08      7/06
 ---------------------------
 TO MATURITY
 Bond Yield:            7.52      7.53      7.53      7.53      7.53      7.53
 Average Life:         20.78     13.29     11.45      8.35      7.19      6.36
 Duration:             10.23      8.08      7.37      5.94      5.33      4.87
 First Prin Pay:        8/14      7/06      2/05     12/02      4/02      4/02
 Last Prin Pay:         4/22      2/16      2/14      3/10      6/08      7/06
 -----------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 September 15, 1998            75           0           0           0           0           0
 September 15, 1999            46           0           0           0           0           0
 September 15, 2000            15           0           0           0           0           0
 September 15, 2001             0           0           0           0           0           0
 September 15, 2002             0           0           0           0           0           0
 September 15, 2003             0           0           0           0           0           0
 September 15, 2004             0           0           0           0           0           0
 September 15, 2005             0           0           0           0           0           0
 September 15, 2006             0           0           0           0           0           0
 September 15, 2007             0           0           0           0           0           0
 September 15, 2008             0           0           0           0           0           0
 September 15, 2009             0           0           0           0           0           0
 September 15, 2010             0           0           0           0           0           0
 September 15, 2011             0           0           0           0           0           0
 September 15, 2012             0           0           0           0           0           0
 September 15, 2013             0           0           0           0           0           0
 September 15, 2014             0           0           0           0           0           0
 September 15, 2015             0           0           0           0           0           0
 September 15, 2016             0           0           0           0           0           0
 September 15, 2017             0           0           0           0           0           0
 September 15, 2018             0           0           0           0           0           0
 September 15, 2019             0           0           0           0           0           0
 September 15, 2020             0           0           0           0           0           0
 September 15, 2021             0           0           0           0           0           0
 September 15, 2022             0           0           0           0           0           0
 September 15, 2023             0           0           0           0           0           0
 September 15, 2024             0           0           0           0           0           0
 September 15, 2025             0           0           0           0           0           0
 September 15, 2026             0           0           0           0           0           0
 September 15, 2027             0           0           0           0           0           0

 Avg Life In Years:           1.8         0.5         0.4         0.3         0.3         0.2
---------------------------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 September 15, 1998           100         100          92          72          60          27
 September 15, 1999           100          62          45           5           0           0
 September 15, 2000           100          24           0           0           0           0
 September 15, 2001            93           0           0           0           0           0
 September 15, 2002            81           0           0           0           0           0
 September 15, 2003            66           0           0           0           0           0
 September 15, 2004            50           0           0           0           0           0
 September 15, 2005            33           0           0           0           0           0
 September 15, 2006            14           0           0           0           0           0
 September 15, 2007             0           0           0           0           0           0
 September 15, 2008             0           0           0           0           0           0
 September 15, 2009             0           0           0           0           0           0
 September 15, 2010             0           0           0           0           0           0
 September 15, 2011             0           0           0           0           0           0
 September 15, 2012             0           0           0           0           0           0
 September 15, 2013             0           0           0           0           0           0
 September 15, 2014             0           0           0           0           0           0
 September 15, 2015             0           0           0           0           0           0
 September 15, 2016             0           0           0           0           0           0
 September 15, 2017             0           0           0           0           0           0
 September 15, 2018             0           0           0           0           0           0
 September 15, 2019             0           0           0           0           0           0
 September 15, 2020             0           0           0           0           0           0
 September 15, 2021             0           0           0           0           0           0
 September 15, 2022             0           0           0           0           0           0
 September 15, 2023             0           0           0           0           0           0
 September 15, 2024             0           0           0           0           0           0
 September 15, 2025             0           0           0           0           0           0
 September 15, 2026             0           0           0           0           0           0
 September 15, 2027             0           0           0           0           0           0

 Avg Life In Years:           6.9         2.3         1.9         1.4         1.1         0.8
---------------------------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 September 15, 1998           100         100         100         100         100         100
 September 15, 1999           100         100         100         100          81          27
 September 15, 2000           100         100          99          48          17           0
 September 15, 2001           100          89          60           0           0           0
 September 15, 2002           100          57          24           0           0           0
 September 15, 2003           100          27           0           0           0           0
 September 15, 2004           100           0           0           0           0           0
 September 15, 2005           100           0           0           0           0           0
 September 15, 2006           100           0           0           0           0           0
 September 15, 2007            96           0           0           0           0           0
 September 15, 2008            78           0           0           0           0           0
 September 15, 2009            59           0           0           0           0           0
 September 15, 2010            37           0           0           0           0           0
 September 15, 2011            12           0           0           0           0           0
 September 15, 2012             0           0           0           0           0           0
 September 15, 2013             0           0           0           0           0           0
 September 15, 2014             0           0           0           0           0           0
 September 15, 2015             0           0           0           0           0           0
 September 15, 2016             0           0           0           0           0           0
 September 15, 2017             0           0           0           0           0           0
 September 15, 2018             0           0           0           0           0           0
 September 15, 2019             0           0           0           0           0           0
 September 15, 2020             0           0           0           0           0           0
 September 15, 2021             0           0           0           0           0           0
 September 15, 2022             0           0           0           0           0           0
 September 15, 2023             0           0           0           0           0           0
 September 15, 2024             0           0           0           0           0           0
 September 15, 2025             0           0           0           0           0           0
 September 15, 2026             0           0           0           0           0           0
 September 15, 2027             0           0           0           0           0           0

 Avg Life In Years:          12.3         5.3         4.3         3.0         2.5         1.8
---------------------------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 September 15, 1998           100         100         100         100         100         100
 September 15, 1999           100         100         100         100         100         100
 September 15, 2000           100         100         100         100         100          36
 September 15, 2001           100         100         100          97          54           0
 September 15, 2002           100         100         100          45           5           0
 September 15, 2003           100         100          88          10           0           0
 September 15, 2004           100          97          50           0           0           0
 September 15, 2005           100          64          22           0           0           0
 September 15, 2006           100          34           0           0           0           0
 September 15, 2007           100          14           0           0           0           0
 September 15, 2008           100           0           0           0           0           0
 September 15, 2009           100           0           0           0           0           0
 September 15, 2010           100           0           0           0           0           0
 September 15, 2011           100           0           0           0           0           0
 September 15, 2012            88           0           0           0           0           0
 September 15, 2013            62           0           0           0           0           0
 September 15, 2014            35           0           0           0           0           0
 September 15, 2015            13           0           0           0           0           0
 September 15, 2016             0           0           0           0           0           0
 September 15, 2017             0           0           0           0           0           0
 September 15, 2018             0           0           0           0           0           0
 September 15, 2019             0           0           0           0           0           0
 September 15, 2020             0           0           0           0           0           0
 September 15, 2021             0           0           0           0           0           0
 September 15, 2022             0           0           0           0           0           0
 September 15, 2023             0           0           0           0           0           0
 September 15, 2024             0           0           0           0           0           0
 September 15, 2025             0           0           0           0           0           0
 September 15, 2026             0           0           0           0           0           0
 September 15, 2027             0           0           0           0           0           0

 Avg Life In Years:          16.5         8.6         7.1         5.0         4.1         2.9
---------------------------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 September 15, 1998           100         100         100         100         100         100
 September 15, 1999           100         100         100         100         100         100
 September 15, 2000           100         100         100         100         100         100
 September 15, 2001           100         100         100         100         100           0
 September 15, 2002           100         100         100         100         100           0
 September 15, 2003           100         100         100         100          25           0
 September 15, 2004           100         100         100          48           0           0
 September 15, 2005           100         100         100           0           0           0
 September 15, 2006           100         100          95           0           0           0
 September 15, 2007           100         100          41           0           0           0
 September 15, 2008           100          83           0           0           0           0
 September 15, 2009           100          33           0           0           0           0
 September 15, 2010           100           0           0           0           0           0
 September 15, 2011           100           0           0           0           0           0
 September 15, 2012           100           0           0           0           0           0
 September 15, 2013           100           0           0           0           0           0
 September 15, 2014           100           0           0           0           0           0
 September 15, 2015           100           0           0           0           0           0
 September 15, 2016            71           0           0           0           0           0
 September 15, 2017            11           0           0           0           0           0
 September 15, 2018             0           0           0           0           0           0
 September 15, 2019             0           0           0           0           0           0
 September 15, 2020             0           0           0           0           0           0
 September 15, 2021             0           0           0           0           0           0
 September 15, 2022             0           0           0           0           0           0
 September 15, 2023             0           0           0           0           0           0
 September 15, 2024             0           0           0           0           0           0
 September 15, 2025             0           0           0           0           0           0
 September 15, 2026             0           0           0           0           0           0
 September 15, 2027             0           0           0           0           0           0

 Avg Life In Years:          19.3        11.7         9.9         7.0         5.7         3.7
---------------------------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class A-6
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 September 15, 1998           100         100         100         100         100         100
 September 15, 1999           100         100         100         100         100         100
 September 15, 2000           100         100         100         100         100         100
 September 15, 2001           100         100         100         100         100          98
 September 15, 2002           100         100         100         100         100          74
 September 15, 2003           100         100         100         100         100          59
 September 15, 2004           100         100         100         100          90          47
 September 15, 2005           100         100         100          96          77          38
 September 15, 2006           100         100         100          84          66          30
 September 15, 2007           100         100         100          74          56          24
 September 15, 2008           100         100          98          64          48           0
 September 15, 2009           100         100          88          56          40           0
 September 15, 2010           100          97          79          48          34           0
 September 15, 2011           100          87          70          41          28           0
 September 15, 2012           100          79          62          35           0           0
 September 15, 2013           100          71          55          30           0           0
 September 15, 2014           100          63          49          25           0           0
 September 15, 2015           100          56          42           0           0           0
 September 15, 2016           100          48          36           0           0           0
 September 15, 2017           100          41          30           0           0           0
 September 15, 2018            93          36          26           0           0           0
 September 15, 2019            83          31           0           0           0           0
 September 15, 2020            72          25           0           0           0           0
 September 15, 2021            60           0           0           0           0           0
 September 15, 2022            48           0           0           0           0           0
 September 15, 2023            39           0           0           0           0           0
 September 15, 2024            30           0           0           0           0           0
 September 15, 2025             0           0           0           0           0           0
 September 15, 2026             0           0           0           0           0           0
 September 15, 2027             0           0           0           0           0           0

 Avg Life In Years:          24.8        18.8        16.8        13.0        11.0         7.2
---------------------------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 September 15, 1998           100         100         100         100         100         100
 September 15, 1999           100         100         100         100         100         100
 September 15, 2000           100         100         100         100         100         100
 September 15, 2001           100         100         100         100         100         100
 September 15, 2002           100         100         100         100          93          90
 September 15, 2003           100         100         100          90          80          72
 September 15, 2004           100         100         100          80          69          58
 September 15, 2005           100         100          94          70          59          46
 September 15, 2006           100          98          86          61          50          36
 September 15, 2007           100          91          78          54          43          29
 September 15, 2008           100          84          71          47          36           0
 September 15, 2009           100          77          64          41          31           0
 September 15, 2010           100          70          57          35          26           0
 September 15, 2011           100          63          51          30          21           0
 September 15, 2012           100          57          45          26           0           0
 September 15, 2013           100          51          40          22           0           0
 September 15, 2014            99          46          35          17           0           0
 September 15, 2015            91          40          30           0           0           0
 September 15, 2016            82          35          26           0           0           0
 September 15, 2017            74          30          22           0           0           0
 September 15, 2018            67          26          18           0           0           0
 September 15, 2019            60          22           0           0           0           0
 September 15, 2020            52          17           0           0           0           0
 September 15, 2021            43           0           0           0           0           0
 September 15, 2022            35           0           0           0           0           0
 September 15, 2023            29           0           0           0           0           0
 September 15, 2024            22           0           0           0           0           0
 September 15, 2025             0           0           0           0           0           0
 September 15, 2026             0           0           0           0           0           0
 September 15, 2027             0           0           0           0           0           0

 Avg Life In Years:          23.1        16.5        14.7        11.2         9.7         7.9
---------------------------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                 SERIES 1997-2
                            COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 September 15, 1998           100         100         100         100         100         100
 September 15, 1999           100         100         100         100         100         100
 September 15, 2000           100         100         100         100         100         100
 September 15, 2001           100         100         100         100         100         100
 September 15, 2002           100         100         100         100          89          83
 September 15, 2003           100         100         100          84          68          55
 September 15, 2004           100         100         100          67          49          31
 September 15, 2005           100         100          91          51          33          13
 September 15, 2006           100          97          77          38          19           0
 September 15, 2007           100          85          65          25           8           0
 September 15, 2008           100          74          53          14           0           0
 September 15, 2009           100          62          42           4           0           0
 September 15, 2010           100          51          31           0           0           0
 September 15, 2011           100          40          21           0           0           0
 September 15, 2012           100          30          11           0           0           0
 September 15, 2013           100          21           3           0           0           0
 September 15, 2014            98          12           0           0           0           0
 September 15, 2015            85           3           0           0           0           0
 September 15, 2016            71           0           0           0           0           0
 September 15, 2017            58           0           0           0           0           0
 September 15, 2018            47           0           0           0           0           0
 September 15, 2019            36           0           0           0           0           0
 September 15, 2020            23           0           0           0           0           0
 September 15, 2021             8           0           0           0           0           0
 September 15, 2022             0           0           0           0           0           0
 September 15, 2023             0           0           0           0           0           0
 September 15, 2024             0           0           0           0           0           0
 September 15, 2025             0           0           0           0           0           0
 September 15, 2026             0           0           0           0           0           0
 September 15, 2027             0           0           0           0           0           0

 Avg Life In Years:          20.8        13.3        11.5         8.4         7.2         6.4
-----------------------------------------------------------------------------------------------------------------------





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]